                                                                   EXHIBIT 10.98

                          CONSTRUCTION LOAN AGREEMENT
                          ---------------------------

          THIS CONSTRUCTION LOAN AGREEMENT ("Agreement") is made as of November 26, 1997 between INCO HOMES CORPORATION, a Delaware corporation ("Borrower"), and the parties identified on Exhibit A-1 attached hereto ("Lender").
                              -----------

                                   Recitals
                                   --------

          A. Borrower is the owner of certain real property located in La Quinta, Riverside County, California and more particularly described in
Exhibit A attached hereto (the "Property"). Borrower seeks to develop a
---------
residential subdivision on the Property (the "Subdivision"), consisting of 34 single-family homes (the "Homes"). The Subdivision will be developed in three phases (each, a "Phase"), as identified on the Project Schedule attached hereto as Exhibit B.
   ---------

          B. Borrower seeks financing in order to pay the cost of constructing on site and off-site infrastructure improvements (the "Improvements") as more particularly described in those certain Street Improvement Plans Phase II (Tract 23995-2) dated January 12, 1995, prepared by Mainiero, Smith and Associates, Inc. and signed by David M. Cosper, City Engineer R.C.E. #38022 (Sheets 1 through 6) (the "Plans and Specifications").

          C. Lender is willing to loan to Borrower ONE MILLION ONE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,175,000) (the "Loan") to construct the Improvements. The Loan will be made pursuant to the terms and conditions of this Agreement and will be evidenced by a Promissory Note ("Note") of even date herewith given by Borrower in favor of Lender. Repayment of the Note shall be secured by, among other things, a Construction Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing ("Deed of Trust") that is a first lien upon the Property and the improvements to be constructed thereon. The Note, this Agreement, the Deed of Trust and all other documents that evidence, secure or relate to the Loan shall be referred to herein as the "Loan Documents."

          D. The Loan will be used to fund the hard and soft costs of constructing the Improvements as set forth on the construction budget attached hereto as Exhibit C ("Construction Budget"). The construction of the
          ---------
Improvements will proceed in accordance with the construction timetable set forth on Exhibit D attached hereto ("Construction Timetable").
         ---------

                                 AGREEMENT
                                 ---------

          NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, the parties agree as follows.

                                 ARTICLE I
                                 The Loan
                                 --------

          1.1  Obligation to Lend and Borrow.
               -----------------------------

          (a) Lender agrees to lend to Borrower ONE MILLION ONE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,175,000) and Borrower agrees to borrow such sums from Lender pursuant to the terms of this Agreement. The Loan shall be evidenced by and bear interest at the rate set forth in the Note, shall be secured by, among other things, the Deed of Trust, and shall be subject to such other terms and conditions as may be contained in the Loan Documents.


                                       1.

                                  ARTICLE II
                         Construction of Improvements
                         ----------------------------

          2.1  Construction.  Borrower shall construct the Improvements in
               ------------
accordance with the Plans and Specifications, using sound, new materials and in a good and workmanlike manner. The Improvements will be completed free and clear of all liens and claims of liens.

          2.2  Approval of Changes in Plans and Specifications.
               -----------------------------------------------

               a. There shall be no change in the Plans and Specifications for the Improvements that (i) involves either itself or in the aggregate (when combined with all other changes not specifically approved in writing by Lender) an increase or decrease in construction costs in excess of Ten Thousand Dollars ($10,000), or (ii) alters the structural integrity of the Improvements or their usefulness or function, without the prior written approval of Lender.


               b. If the implementation of any change order, whether approved by Lender or for which no approval is needed, shall increase the total cost of the Improvements, Lender may require Borrower to deposit additional funds into the Account as provided in Section 2.14 below. The failure of Lender to require any additional funds to be deposited into the Account upon the submission by Borrower of a change order shall not constitute a waiver by Lender of its right to do so at a later date.

          2.3  Lists and Approval of Contractors, Subcontractors and
               -----------------------------------------------------
Materialmen.  If required by Lender, Borrower shall furnish to Lender from time
-----------
to time correct lists of all contractors and subcontractors employed in connection with the construction of the Improvements. Each list shall show the name, address and telephone number of each such contractor or subcontractor, a general statement of the nature of the work to be done, the labor and materials to be supplied, the names of materialmen, if known, and the approximate dollar value of such labor or material with respect to each. Borrower agrees that Lender has the right (but not the obligation) to disapprove any contractor, subcontractor and/or materialman who, in Lender's good faith determination, is deemed to be financially or otherwise unqualified.

          2.4  Purchase of Materials Under Conditional Sales Contract.  Unless
               ------------------------------------------------------
authorized by Lender in writing, no materials, equipment, fixtures or any other part of the Improvements shall be purchased or installed under any security agreement, lease or other arrangement or agreement wherein any party reserves or purports to reserve the right to remove or repossess any such items, to consider them personal property after their incorporation in the work of construction or whereby title to any of the same is not completely vested in Borrower at the time of installation.

          2.5  Compliance with Applicable Laws.  All work on the Improvements
               -------------------------------
shall be performed in strict compliance with all applicable laws, ordinances, rules and regulations of federal, state, county and municipal governments and all other agencies, now in force or that may be enacted hereafter and with all directions, rules and regulations of the fire marshal, health officer, building inspector and other officers of each public authority now having or hereafter acquiring or claiming jurisdiction. The work shall proceed only after procurement of each permit, license and other authorization that may be required by any public authority, and Borrower shall be responsible to Lender for the procurement and maintenance thereof, as may be required of Borrower and all entities engaged to work on the Improvements. Borrower shall promptly notify Lender of: (a) any changes whatsoever in any covenants, conditions and restrictions defining or limiting the use to which the Property and Improvements may be put, and (b) any proposed or threatened amendment to or termination of any permit or license heretofore or hereafter acquired by Borrower, or any general contractor or subcontractor or materialman relating to the construction of the Improvements.

          2.6  Inspection.  Lender, through its officers, agents, employees or
               ----------
 representatives shall have the right:

               a. To enter upon the Property, to inspect the Improvements, the work of

                                       2.

construction and all materials to be used in construction of the Improvements and to examine the Plans and Specifications and all detailed plans and shop drawings (including those that are or may be kept at the construction site) to determine that such Improvements, work of construction and materials are in conformity with the Plans and Specifications and all the requirements hereof; and

               b. Subject to the limitations hereafter set forth, to examine the books, records, accounting data and other documents (and to make extracts therefrom or copies thereof) of Borrower and all contractors and their subcontractors supplying goods and/or services in connection with the work of constructing the Improvements. These books, records and documents shall be made available to Lender promptly upon written demand therefor.

          It is expressly understood and agreed that Lender is under no duty to supervise or to inspect the Improvements, work of construction or materials, or Borrower's or any general contractor's books, and that any such inspection is for the sole purpose of protecting the security of Lender and preserving Lender's rights hereunder. Failure to inspect the work or any part thereof shall not constitute a waiver of any default then existing, nor shall it constitute a representation that there has been or will be compliance with the Plans and Specifications, or that the construction is free from defective or faulty materials or workmanship.

          2.7  Protection Against Lien Claims.  Borrower agrees to pay in full
               ------------------------------
and discharge all claims for labor performed and material and services furnished in connection with the construction of the Improvements, to file diligently or procure the filing of a valid Notice of Completion upon completion of construction, to file diligently or procure the filing of a Notice of Cessation upon the event of a cessation of labor on the work of improvement for a continuous period of thirty (30) days or more, and to take all other reasonable steps to forestall the assertion of claims of lien either against the Property, any part thereof or right or interest appurtenant thereto, or the Improvements and/or claims against the Account created pursuant to Article III hereof. Upon demand by Lender, Borrower shall make such demands or claims upon laborers, materialmen, subcontractors and other persons who have furnished or claimed to have furnished labor, services or materials in connection with the construction of the Improvements, where said demands or claims shall, under the laws of the State of California, require diligent assertion of lien claims under penalty of loss or waiver thereof. Nothing herein contained shall require Borrower to pay any claims for labor, materials or services which Borrower in good faith disputes and which Borrower, at its own expense, is currently and diligently contesting; provided, however, that Borrower shall, within fifteen (15) days after the filing of any claim of lien that is disputed or contested by Borrower, record in the official records of the county where the Property is located, a surety bond pursuant to applicable California law, sufficient to release said claim of lien. Borrower agrees upon demand of Lender to defend, indemnify and hold Lender harmless from any action filed or claim asserted against Lender for any reason in connection with any such lien claim against the Account and agrees that the cost thereof to Borrower together with the amount of any judgment or settlement rendered in connection therewith will be an allowable charge against sums deposited in the Account described in Article III below.

          2.8  Title Insurance. Prior to making any advance under the Loan,
               ---------------
Borrower shall procure and deliver to Lender a 1992 ALTA extended coverage form of title policy (with LP-10 reissue), with such coverages and endorsements as may be requested by Lender. Among other things, Lender shall require the following endorsements: at the close of escrow, CLTA form Nos. 100 (modified);
103.1 (as to the easements shown as exception nos. 4 and 13 on the Preliminary Report); 103.7 (asserting that each Home abuts a physically open public street); at the time of each advance under the Loan, CLTA form no. 122 that shows no intervening liens; and at the time of each reconveyance of a Home, CLTA form no.
111. The "Preliminary Report" means that certain Preliminary Report dated as of October 21, 1997 issued by Orange Coast Title Company of Riverside as Order No. R-160828-6. Such title policy shall have a liability limit of not less than the face amount of the Note, shall be issued by a company or companies approved by Lender and shall insure Lender's interest under the Deed of Trust as a valid first lien or charge upon the Property. Said policy shall contain only such exceptions from its coverage as shall have been approved in writing by Lender. After recordation of the Deed of Trust, Borrower shall, at its cost and expense, maintain the Deed of Trust as a first lien on the Property and shall deliver or cause to be delivered to Lender from time to time such endorsements to said policy as Lender deems necessary to insure the priority of the Deed of Trust as a first lien on the Property. If Lender requests in the reasonable exercise of its judgment,

                                       3.

Borrower shall deliver or cause to be delivered to Lender such other policies of title insurance and endorsements as Lender may require, including, without limitation, endorsements to establish that the Improvements have been constructed within the boundaries of the Property and in accordance with all applicable covenants and restrictions, and endorsements protecting against mechanics' or materialmen's liens. Borrower shall furnish to the title insurance company surveys and other information required to enable it to issue such endorsements and policies, and shall furnish Lender with a copy of such surveys and information.

          2.9  Insurance.  Prior to receiving any advance under the Loan and
               ---------
thereafter until Borrower's obligations are paid and discharged in full, Borrower shall provide or cause to be provided and shall keep in full force and effect any insurance reasonably required by Lender, issued by companies approved by Lender, including, without limitation: (a) fire insurance in an amount not less than the face amount of the Note or the insurable value of the Improvements, whichever amount is less, with the normal conditions including fire, extended coverage, loss of rents for the period required by Lender, vandalism, malicious mischief, course of construction endorsement and a loss payable endorsement naming Lender as payee; (b) liability insurance indicating coverage satisfactory to Lender; (c) workers' compensation insurance issued to Borrower (Borrower having represented that it shall serve as the general contractor for the development of the Subdivision); (d) insurance policies required by the terms of the Plans and Specifications, Deed of Trust and any lease affecting the Property; and (e) other adequate insurance against such risks, casualty and losses (such as flood, public liability, earthquake and property damage) as may be required by Lender or by regulation affecting Lender in amounts, and in form satisfactory to Lender, naming Lender as an additional insured thereunder and with loss payable endorsements in favor of Lender. Upon demand of Lender, Borrower shall submit schedules, certificates of insurance and duplicate policies evidencing the coverage required herein. All such insurance shall contain a standard form non-contribution mortgagee's clause in favor of Lender and shall contain a clause giving Lender a minimum of thirty (30) days written notice if any such insurance is cancelled.

          2.10  Intentionally Deleted.

          2.11  Building Permits, Permits of Occupancy and Certificates of
                ---------------------------------------------------------
Completion.  Borrower shall obtain and furnish to Lender such building permits,
----------
permits of occupancy and evidence of other approvals as may be required by any public authority or body exercising or claiming jurisdiction over the Property, the construction of Improvements or the use and occupancy thereof. If required by Lender, Borrower shall obtain and furnish a certificate of completion signed by a licensed architect, who shall first be approved by Lender, attesting to the completion of the Improvements in accordance with the Plans and Specification therefor and attesting, to the best of his knowledge, that such completion is in a good and workmanlike manner, as of and up to the end of the period upon which the next regularly scheduled draw is based. A final draw from the Account for the completion of the Improvements will not be approved by Lender until all such permits, certificates and evidence of all necessary approvals have been received with respect to such Improvements. As used in this Agreement, "public authority" shall mean the authority of the United States of America, the state in which the premises are located, any political subdivision thereof, any city and any agency, department, commission, board, bureau or instrumentality of any of them, the Board of Fire Underwriters, and other similar agencies.

          2.12  Intentionally Deleted.

          2.13  Defects; Corrections.  Upon demand of Lender, Borrower shall
                --------------------
correct or cause to be corrected any defect in the Improvements or any departure from the Plans and Specifications not approved by Lender. The advance of any Loan proceeds shall not constitute a waiver of Lender's right to require compliance with this covenant with respect to any such defects or departures from the Plans and Specifications not theretofore discovered by or called to the attention of Lender in writing.

          2.14  Loan Balancing.  If at any time Lender determines, in the
                --------------
reasonable exercise of its judgment, that the total amount of funds held in the Account are insufficient to (x) pay all of the costs of completing the Improvements (taking into account the effect of change orders and cost overruns), and (y) pay and satisfy the principal, interest and other monetary obligations of Borrower under the Note, this Agreement and the other Loan Documents, then Lender may require Borrower to deposit additional funds into the Account as Lender

                                       4.

shall reasonably deem necessary in order to pay and satisfy such costs and obligations. The Construction Budget will be deemed "out of balance" for the purposes of this Agreement if Lender should make a determination that additional funds need to be deposited into the Account as provided in this Section 2.14, and shall remain out of balance until such additional funds are deposited. Borrower shall deposit such additional funds in the Account within twenty (20) days after Lender's request therefor, and the failure of Borrower to so deposit such additional funds in the Account shall constitute a default under this Agreement.

                                  ARTICLE III

               Construction Loan Account and Set Aside Accounts
               ------------------------------------------------

          3.1  Creation of Construction Loan Account.  There is hereby created
               -------------------------------------
on behalf of Borrower a special interest-bearing account entitled "CONSTRUCTION LOAN ACCOUNT" (herein called the "Account"). The Account shall be established with First Business Bank ("Bank") as Account No. 001-274457 at its office located at One Bunker Hill Building, 601 West Fifth Street, Los Angeles, California 90071, shall be in the name of Builder's Control Service Company ("Builder's Control") for the benefit of Borrower, shall constitute the personal property of Borrower and shall be administered, held and disbursed pursuant to the terms of this Agreement and the Escrow and Security Agreement dated as of even date herewith among Borrower, Lender and Builder's Control, as the disbursement agent ("Disbursement Agent"). Borrower acknowledges that Disbursement Agent will administer the disbursement of the Loan on behalf of Lender pursuant to the terms of this Agreement, and agrees that it will cooperate with Disbursement Agent with respect to all matters under this Agreement as if it were Lender.

          Disbursements may be made from the Account only on the signature of Disbursement Agent or USA Commercial Mortgage Company, as the loan servicing agent for Lender ("Servicing Agent"). Interest that accrues on the funds held in the Account shall be for the benefit of Borrower, and shall remain in the Account for application as provided in this Article III. Deposits in the Account shall consist of the following:


              a. the Loan proceeds, after deduction of all points and costs and expenses related to the Loan; and

              b. Such additional sums as may be required from time to time by Lender pursuant to Section 2.14, which sums Borrower agrees to deposit within twenty (20) days after written demand therefor by Lender.

          All funds deposited in the Account pursuant to subsection b. shall be disbursed first before funds deposited pursuant to subsection a. shall be disbursed.

          Borrower hereby irrevocably assigns to Lender as security for the obligations secured by the Deed of Trust and for the due performance of this Agreement by Borrower all of the right, title and interest of Borrower in and to the Account, the monies placed therein and all products and proceeds thereof. Borrower agrees that, except as above set forth, any assignment, transfer or encumbrance, voluntarily or involuntarily, by Borrower of its rights in and under this Agreement or of any right hereunder shall not be binding upon nor in any way affect Lender without its prior written consent.

          3.2  Loan Disbursements.  The funds in the Account shall be used only
               ------------------
for the payment of hard and soft costs of constructing the Improvements in accordance with the Construction Budget. If Borrower consists of more than one person or is a partnership or joint venture, disbursements may be made to any one of such persons or to any partner or joint venturer. Borrower may request a loan disbursement no more than twice each month. Each request for disbursement must be in writing and must comply with the conditions for disbursement described in this Section 3.2. Amounts budgeted for one line item in the Construction Budget shall not be used to pay for any other line item in the Construction Budget. Any funds remaining in any Construction Budget line item after all disbursements for such line item have been made and such line item has been completed shall constitute a cash contingency for payment of unforeseen contingencies and may be disbursed in payment of other line items or retained as a contingency reserve as Lender, in the reasonable exercise of its judgment, deems

                                       5.

appropriate.

              a. Initial Disbursement.  Following recordation of the Deed of
                 --------------------
Trust and upon satisfaction of the conditions set forth in Section 3.3 hereof, the initial disbursement of funds from the Loan shall be made as set forth in the escrow instructions from Lender.

              b. Subsequent Disbursements.  Upon satisfaction of the conditions
                 ------------------------
of Section 3.4 below, funds shall be disbursed by checks drawn on the Account and made payable directly to Borrower, or at Lender's option jointly to Borrower and such persons as have actually supplied labor, material or services in connection with or incidental to the construction of the Improvements as set forth in the Construction Budget.

              c. Disbursement Limits.  Fund shall not be disbursed from the
                 -------------------
Account for labor furnished and materials incorporated into the Improvements during any stage of construction which exceeds the lesser of (i) the value of such labor and materials; or (ii) the amount allocated for such labor and materials under the applicable line items of the Construction Budget. Funds shall not be disbursed from the Account in any amount which, in Lender's opinion, will cause the Construction Budget to fall out of balance unless Borrower shall deposit additional funds as provided in Section 2.14 above. Additionally, Lender may retain ten percent (10%) of the amount requested in any draw request, which retainage shall be disbursed with the Final Disbursement.

              d. Final Disbursement.  With respect to any retainages made under
                 ------------------
any construction contracts that relate to the Improvements and any final disbursements needed to complete any particular Improvement ("Final Disbursement"), a Final Disbursement shall be made only after Borrower has satisfied the conditions of Section 3.5 below, and has delivered or caused to be delivered to Lender, such title endorsements as Lender may reasonably require.

          3.3  Conditions Precedent to Initial Disbursement.  Prior to the
               --------------------------------------------
Initial Disbursement as described in subsection 3.2.a above, all the following conditions shall have been satisfied:

              a. The Deed of Trust shall have been recorded in the Official Records of the county in which the Property is situated;

              b. The title insurer referred to above shall have issued or agreed to issue a title policy described in Section 2.8 hereof naming Lender as insured to the extent of the maximum amount of Loan;

              c. Where appropriate, UCC-1 Financing Statements shall have been filed with the Secretary of State of the state where the Property is situated (or with any other appropriate place of filing) describing the personal property;

              d. Lender shall have been furnished with a certificate issued by the Filing Officer of the Secretary of State in which the Property is situated showing Lender's financing statement as prior to all other financing statements in Borrower's name relative to the personal property described therein;

              e. The representations and warranties of Borrower made in Article IV below and in all of the other Loan Documents shall be true and correct on and as of the date of disbursement with the same effect as if made on such date;

              f. All documentation for the Loan shall have been duly executed by Borrower and delivered to Lender and shall be satisfactory in form and substance to counsel for Lender;

              g. No default shall exist under this Agreement or any of the Loan Documents;

                                       6.

              h. The Bank shall have returned to Lender an acknowledgment whereby Bank acknowledges and recognizes the security interest in the Account given by Borrower to Lender;

              i. Bank shall have acknowledged in writing the security interest in the Account given by Borrower to Lender; and

              j. Each of the holders of the deeds of trust shown as exception nos. 14 and 15 in the Preliminary Report (the "Junior Deeds of Trust"), shall have subordinated the lien priority of the Junior Deeds of Trust to the lien of the Deed of Trust, pursuant to a subordination agreement in form and substance acceptable to Lender. Additionally, the lien priority of the Junior Deeds of Trust must be shown as junior to the lien of the Deed of Trust in the title policy described in Section 2.8 above.

          3.4  Conditions Precedent to Subsequent Disbursements. Prior to
               ------------------------------------------------
making any disbursements following the Initial Disbursement, all of the following conditions shall have been satisfied:

              a. The Initial Disbursement shall have occurred;

              b. No default shall exist under this Agreement or any of the Loan Documents;

              c. No determination shall have been made by Lender, in the reasonable exercise of its judgment, with notice thereof to Borrower, that the Construction Budget has fallen out of balance as provided in Section 2.14;

              d. The title insurer shall have agreed to issue its continuation endorsement (CLTA Form 122) to Lender indicating that since the last preceding disbursement to Borrower or general contractor, there has been no change in the state of title, there are no intervening liens which may take priority over the disbursement to be made, and that there are no survey exceptions not previously approved by Lender;

              e. Upon completion of each foundation for a Home, the title insurer shall have issued its foundation endorsement (CLTA Form 102.5) assuring Lender that the foundation is constructed wholly within the boundaries of the legal parcel for such Home and does not encroach on any easements;

              f. The representations and warranties of Borrower made in Article IV below and in the other Loan Documents shall be true and correct on and as of the date of disbursement with the same effect as if made on such date;

              g. The Improvements owned by Borrower shall not have been materially injured or damaged by fire or other casualty unless Lender shall have received insurance proceeds sufficient, in the reasonable exercise of its judgment, to affect the satisfactory restoration of such Improvements and to permit the completion thereof prior to the completion date;

              h. No portion of the Property owned by Borrower shall have been condemned or be subject to condemnation proceedings;

              i. The architect for the Improvements shall have certified in writing to Lender, in form acceptable to Lender, that the Improvements are being constructed in accordance with the Plans and Specifications therefor, using sound new materials, in a good and workmanlike manner, and in a lien-free manner;

              j. Lender or its architect or contractor shall have inspected the Improvements and shall be satisfied that the work is proceeding in accordance with the Plans and Specifications therefor, using sound, new materials, in a good and workmanlike manner, and in a lien-free manner, to the extent that the same can be determined based on a visual inspection;

                                       7.

              k. There shall be funds in the Account sufficient to make the requested disbursement;

              l. Lender shall have received unconditional lien releases from all contractors, subcontractors, and other labor and material suppliers who have performed work or provided materials for the Improvements for all work performed and materials provided as of the date of the last disbursement request;

              m. Lender shall have received a detailed list of the line item costs and amounts against which the disbursement is to be applied and the contractors, subcontractors, and other labor and material suppliers that have supplied such services and materials, together with copies of invoices or other documentation that evidence that such costs have been incurred;

              n. Lender shall have received conditional lien releases (conditioned only on the receipt of payment) from all contractors, subcontractors, and other labor and material suppliers who have performed work or provided materials that are to be paid for out of the current disbursement request, which conditional lien releases cover all work performed and materials provided as of a date ten days prior to the date of the disbursement request;

          3.5  Conditions Precedent to Final Disbursement.  Prior to any Final
               ------------------------------------------
Disbursement (which shall include any retainages), the conditions set forth in
Section 3.4 above shall be satisfied and in addition, each of the following conditions shall have been satisfied by Lender's receipt of:

              a. Advice from Disbursement Agent to the effect that the completed Improvements have been completed in accordance with the Plans and Specifications, using sound, new materials, in a good and workmanlike manner and applicable provisions of this Agreement;

              b. Evidence that Borrower has recorded a valid Notice of Completion, regular in form, applicable to all of the Improvements necessary to establish commencement of the shortest statutory period for the filing of mechanics' and materialmen's liens;

              c. The title insurer has provided such endorsements to Lender's title insurance policy as Lender may require to insure Lender that the Improvements have been completed free of all mechanic's and materialmen's liens;

              d. Evidence of approval of completion of the Improvements by Borrower if Borrower is not an owner-builder;

              e. Evidence of completion of the Improvements in a lien-free manner and in accordance with the Plans and Specifications, which evidence shall include, if required by Lender, written certification thereof by the supervising architect and general contractor, and final, unconditional lien releases from all contractors, subcontractors and other labor and material providers who have performed work or provided materials for the completed Improvements;

              f. Evidence of final inspection and approval by all applicable governmental agencies and public authorities including, without limitation, the issuance of a Certificate of Completion if available in the jurisdiction, as such approvals are deemed appropriate by Lender;

              g. There shall be no unpaid claims on file with the Lender against any of the funds in the Account or other funds in the hands of the Lender, or against the Property, the payment for which has not been provided for by means satisfactory to Lender; and

              h. All statutory lien periods for labor and material providers involved in the construction of the Improvements shall have expired.

                                       8.

                                  ARTICLE IV
                        Representations and Warranties
                        ------------------------------


          In order to induce Lender to make the Loan, Borrower makes the following representations and warranties which shall survive the execution, delivery, filing and recordation of this Agreement, and the other Loan
Documents:

          4.1  Organization and Standing if Corporation.  If a corporation, it
               ----------------------------------------
is duly organized and validly existing, in good standing under the laws of the state of its incorporation, has stock outstanding that has been duly and validly issued, is qualified to do business, and is in good standing in the state in which the Property is situated with full power and authority to consummate the transactions contemplated hereby or, if Borrower is not in good standing under the laws of its state of incorporation, such failure to be in good standing does not affect Borrower's power and authority to enter into this Agreement, to give the Note and to enter into the balance of the Loan Documents, and each of the same is enforceable in accordance with its terms.

          4.2  Organization and Standing if Partnership.  If a partnership, it
               ----------------------------------------
is duly organized and validly existing and only has the partners disclosed in writing to Lender. A true copy of the partnership agreement of Borrower has been delivered to Lender and such agreement is a true and correct copy thereof and has not been amended or modified as of the date hereof.

          4.3  Organization and Standing if Trust.  If a trust, it is duly
               ----------------------------------
organized, validly existing and the trustees thereof are qualified to act as trustees. A true copy of the trust agreement has been delivered to Lender and such agreement is a true and correct copy thereof, has not been amended or modified in any particular to the date hereof.

          4.4  Authority to Execute Documents and Enforceability. The parties
               -------------------------------------------------
executing documents on behalf of Borrower have full authority to execute and deliver this Agreement, the Note, Deed of Trust and other Loan Documents and have authority to make the borrowings contemplated hereunder and to execute and deliver or to be executed and delivered in connection with the transactions herein contemplated. All documents, notes and instruments which have been or will be executed and delivered pursuant to this Agreement constitute, or if not yet executed or delivered, will when so executed and delivered, valid and binding obligations of Borrower enforceable against it in accordance with their respective terms.

          4.5  Plans, Defects.  The Plans and Specifications are satisfactory
               --------------
to Borrower, have been approved to the extent required by applicable law or any effective restrictive covenant, by any public authority (as defined in Section
2.11 above) and by the beneficiary of any such covenant, respectively; the Plans and Specifications so approved have been initialed by Borrower; any construction heretofore performed on the Improvements has been performed within the perimeter of the Property and in accordance with the Plans and Specifications and any restrictive covenants applicable thereto; there are no structural defects in the Improvements, and no violation of any law, rule, regulation or ordinance of any public authority exist with respect thereto.

          4.6  Financial Statements.  The financial statements heretofore
               --------------------
delivered to Lender are true and correct in all respects, have been prepared in accordance with generally accepted accounting practice, and fairly present the respective financial conditions of the subjects thereto as of their respective dates; no materially adverse change has occurred in the financial conditions reflected therein since their respective dates, and no additional borrowings have been made by Borrower since the date thereof other than the borrowing contemplated hereby or approved by Lender.

          4.7  Litigation.  There are no actions, suits or proceedings pending
               ----------
or to the knowledge of the Borrower threatened against or affecting Borrower, the Property or the Improvements or involving the validity or enforceability of the Deed of Trust or the priority of the lien thereof, at law, in equity or before or by any public authority. To the Borrower's knowledge, it is not in default with respect to any order, writ, injunction, decree or demand of any court or under any law or regulation of any public authority. Borrower has no knowledge of any pending or threatened condemnation proceeding affecting the Property. There are no material
                                       9.

actions, suits or proceedings pending or to the knowledge of Borrower threatened against any Guarantor.

          4.8  No Breach.  The consummation of the transaction hereby
               ---------
contemplated and the performance of this Agreement, the Note, Deed of Trust and other Loan Documents will not result in any breach of or constitute a default under any mortgage, deed of trust, bank loan, security agreement, corporate charter, bylaws or other instruments to which Borrower is a party or by which it may be bound or affected, nor will it result in the creation or imposition of any lien on any of the assets or property of Borrower other than the liens established by the Deed of Trust and other documents in Lender's favor securing repayment of the Note.

          4.9  Utilities.  All utility services necessary for the construction
               ---------
of the Improvements and the operation thereof for their intended purpose are either available at the boundaries of the Property or all necessary steps have been taken by Borrower and applicable governmental agencies to assure the complete construction and installation thereof, including water supply, storm and sanitary sewer facilities, gas, electric and telephone facilities. Borrower has obtained all necessary permits and licenses to proceed with the construction of the Improvements.

          4.10  Application for Progress Payment.  Each application for
                --------------------------------
progress payment or for a disbursal of funds from the Account shall be true and accurate and the submission of the same or the receipt of funds so requested shall constitute a re-affirmation of the representations, warranties and covenants contained herein.

          4.11  Title to Property.  Upon recordation of the Deed of Trust,
                -----------------
Borrower will have good and merchantable title to the Property, and there are no mortgages, liens, pledges or other encumbrances of any character on the Property other than liens for current taxes and governmental assessments not yet due and payable, the liens in favor of Lender and charges and encumbrances approved in writing by Lender. Borrower has made no contract or arrangement of any kind, the performance of which by the other party thereto would give rise to the lien on the Property, except for its arrangements with Borrower's architect and engineer, or its subcontractors and materialmen.

          4.12  Roads.  All roads necessary for the full utilization of the
                -----
Improvements for their intended purposes have either been completed or the necessary rights-of-way therefor have either been acquired by the appropriate governmental agency or have been dedicated to public use and accepted by the local governmental agency and all necessary steps have been taken by Borrower and the applicable governmental agency to assure the complete construction and installation thereof.

          4.13  No Default.  There is no default on the part of Borrower under
                ----------
this Agreement, the Note, the Deed of Trust or the other Loan Documents and no event has occurred and is continuing which with notice or passage of time or either would constitute a default under any thereof.

          4.14  CC&Rs, Zoning.  Borrower has examined, is familiar with and
                -------------
the Improvements will in all respects conform to and comply with all covenants, conditions, restrictions, reservations, zoning ordinances and other rules and regulations of public authorities affecting the Property. If the Improvements are part of a residential subdivision, condominium or planned unit development, Borrower shall provide Lender with a final copy of all covenants, conditions and restrictions relating to the ownership or use of the Property or Improvements as well as a copy of the Articles of Incorporation and Bylaws of any owners association, which covenants, conditions and restrictions shall not be adopted or recorded until Lender has approved them in writing.

          4.15  Other Financing.  The Borrower has not received other financing
                ---------------
for either the acquisition of the Property or the construction and installation of the Improvements except for the Junior Deeds of Trust.

          4.16  General Contractor.  Borrower shall serve as the general
                ------------------
contractor for the development of the Subdivision. Borrower holds and shall at all times maintain a valid general contractor's license. Borrower shall comply with all laws, rules and regulations that apply to general contractors and the operation of

                                      10.

their businesses, including all rules relating to workplace safety.

                                   ARTICLE V
                              Borrower's Covenants
                              --------------------

          Borrower covenants and agrees that until the full and final payment of the Loan, unless Lender waives compliance in writing, Borrower will:

          5.1  Borrower's Funds.  At the time and in amounts required by
               ----------------
Lender, deposit Borrower's funds in the Account as required in Section 2.14 above.

          5.2  Budget Overruns/Delays.  Notify Lender in writing if at any time
               ----------------------
(i) the actual direct or indirect cost of construction set forth in any line item contained on the Construction Budget shall exceed the amount budgeted for such line item, or Borrower anticipates that such an overrun shall occur, (ii) the progress of construction of the Improvements falls behind the timetable set forth in the Construction Timetable, or Borrower anticipates that such a delay shall occur, or (iii) the progress of the sale and closing of Homes falls behind the timetable set forth in the Borrower's sales projections provided to Lender. In each instance, Borrower shall state in such notice (x) the reason(s) for such overrun or delay, (y) the anticipated consequences of such overrun or delay on Borrower's ability to complete the development of the Subdivision on budget and on time, and (z) the steps Borrower shall take to bring the development of the Subdivision back under budget or on schedule.

          5.3  Books and Records.  Keep and maintain full and accurate accounts
               -----------------
and records of its operations according to generally accepted accounting principles and practices for its type of business and in compliance with the regulations of any governmental body having jurisdiction over Borrower.

          5.4  Taxes.  File all tax returns and reports of any kind which
               -----
Borrower is required to make to or file with federal, state or local governmental units prior to their respective due dates, as extended, and promptly pay and discharge all lawful claims, including taxes, assessments and governmental charges or levies imposed upon it or its income or profits or upon any properties belonging to it prior to the date upon which penalties attach thereto; provided, however, that Borrower shall not be required to pay any such tax, assessment, charge or levy, if the validity thereof is being currently contested in good faith by appropriate proceedings and Borrower has reserved funds to anticipate payment thereof except that Borrower shall forthwith pay or cause to be paid any claims or liability upon commencement of proceedings to foreclose any lien that has attached to the security for the Loan.

          5.5  Notification of Default.  To promptly notify Lender in writing
               -----------------------
of the occurrence of any event of default under this Agreement or under any of the Loan Documents or of any event which would become an event of default upon notice or upon lapse of any time specified herein.

          5.6  Payment of Costs.  Pay all costs and expenses required to
               ----------------
satisfy the conditions of this Agreement.

          5.7  No Conveyance or Encumbrance.  Except as provided in Section
               ----------------------------
5.19 below, not convey or encumber the Property in any way without the written consent of Lender. All easements affecting the Property shall be submitted to Lender for its approval prior to the execution thereof by Borrower, accompanied by a drawing or survey showing the location thereof.

          5.8  Application of Disbursements.  Receive the disbursements to be
               ----------------------------
made hereunder as a trust fund for the purpose of paying the costs of construction of the Improvements and it will apply the same first to such payment before using any part thereof for any other purpose.

          5.9  Financial Statements and Sales Reports.  Deliver to Lender the
               --------------------------------------
financial, sales and other information concerning Borrower, the Property, and any guarantors as required in Section 5.1.11 of the Deed of Trust.

                                      11.

          5.10  Furniture, Equipment and Other Personal Property. Give to
                ------------------------------------------------
Lender advance notice of all intended additions and deletions of purchased or leased furniture, equipment and other personal property located on and used in connection with the Property or the Improvements during the term of this Agreement in a manner that will enable Lender to maintain its first secured position with respect thereto. Borrower further agrees to execute such security agreements and other documents as required by Lender to establish its position as first secured party on any and all purchased or leased furniture, equipment and other personal property as acquired.

          5.11  Litigation and Claims.  Promptly advise Lender in writing of
                ---------------------
all actions, suits and proceedings pending or to the knowledge of Borrower threatened, at law or in equity, before any federal, state, municipal or other court or public authority involving the possibility of any material effect on Borrower or Borrower's financial condition or a monetary judgment or penalty against Borrower which might in the aggregate exceed $10,000 in excess of insurance carried (if any) to cover such liability.

          5.12  Status.  Preserve and maintain its existence and all its
                ------
rights, privileges, permits, licenses and franchises and conduct its business in an orderly, efficient and regular manner and comply with the requirements of all applicable laws, rules, regulations and orders of public authority.

          5.13  Payment and Performance.  Pay all installments of principal and
                -----------------------
interest on the Note and promptly perform, discharge and pay all of its obligations under this Agreement, the Note, Deed of Trust and other documents and instruments executed in connection with the Loan or securing repayment of the Loan.

          5.14  Changes in Financial Condition.  Promptly advise Lender of any
                ------------------------------
materially adverse change in the financial condition of Borrower.

          5.15  Indemnification.  Indemnify, defend and hold Lender, its
                ---------------
assigns and its officers, directors and agents harmless from and against all loss, claims, demands, penalties and liabilities which Lender, its assigns and its officers, directors or agents may sustain or suffer by reason of anything done or omitted in good faith pursuant to or in connection with this Agreement, Borrower shall not assert any claim against Lender, its assigns and its officers, directors and agents by reason of any action so taken or omitted to be taken. Borrower shall (at Borrower's expense) defend, indemnify and hold Lender, its assigns and its officers, directors and agents harmless from and against any and all claims, demands, losses, expenses (including reasonable attorneys' fees), damages, or causes of action asserted by any person, firm, corporation or other entity arising out of or caused by the use of the proceeds of the Loan or in connection with this Agreement or the construction of the Improvements including, without limitation, any claim, demand or lawsuit brought against Lender, its assigns and its officers, directors and agents alleging defects in the design or construction of the Subdivision.

          5.16  Leases; Purchase Agreement; Possession.  Deliver to prior to
                --------------------------------------
execution and effectiveness, copies of every standard or proposed form lease or purchase agreement or amendment thereto intended for use in the rental or sale of portions of the Property. Borrower shall permit no one to take possession of any portion of the Property or Improvements under any circumstances other than pursuant to an approved written lease or purchase agreement without obtaining the prior permission of Lender. Borrower shall also furnish to Lender and shall maintain in current condition a list of all leases in effect, rentals payable thereunder, the term thereof and the name and address of the lessees.

          5.17  Leasehold Interest; Collection of Rent and Other Income.
                -------------------------------------------------------
Remain the sole named lessor in all leases or any part of the Property or Improvements; collect the gross rents from all such leases and any other income connected with the Property or Improvements and maintain the right to collect and keep said rentals and other income free and clear of any voluntary or involuntary alienation thereof that would in any way hinder or impair Lender's right to exercise its security interest in the rents, issues and profits.

          5.18  Information.  Deliver such other statement or statements, lists
                -----------
of property or accounts, budgets, forecasts or reports relating to Borrower as Lender may reasonably request and perform on

                                      12.

request of Lender such acts as may be necessary either to protect any security provided for herein or to carry out the intent of this Agreement.

          5.19  Progress Schedule.  Borrower shall furnish monthly to Lender a
                -----------------
progress schedule setting forth (i) the Improvements completed to date, (ii) the budgeted and actual cost of completing such Improvements, and (iii) the scheduled and actual date on which such Improvements were completed. All construction of the Improvements must be within budget, as set forth in the Construction Budget, and on schedule, as set forth in the Construction Timetable.

                                  ARTICLE VI
                                    Default
                                    -------

          The following shall constitute events of default hereunder (including, if Borrower consists of more than one person, the occurrence of any such defaults with respect to any one or more of said persons):

          6.1  Default Under Loan Documents.  Any default in the performance of
               ----------------------------
any covenant, condition or agreement set forth herein, in the Note, Deed of Trust or any other Loan Document.

          6.2  Cessation of Work.  Work on the Improvements shall cease for a
               -----------------
continuous period of ten (10) days or more prior to completion thereof for causes other than fire, earthquake or other acts of God, acts of the public enemy, riot, insurrection, governmental regulations of the sales of materials and supplies or the transportation thereof, strikes directly affecting the work of construction, or shortages of material or labor resulting directly from governmental controls or diversions; provided, however, that the total permissible delay from all causes other than such enumerated causes shall not exceed ten (10) days for any single continuous period or thirty (30) days in the aggregate throughout the entire period of construction of the Improvements. Notwithstanding the time periods stipulated in this section, in the event that any bond securing performance or payment of the work on the Improvements shall stipulate a shorter period or periods, such shorter periods shall be read into the preceding sentences and shall apply with respect thereto.

          6.3  Suspension of Business or Attachment.  Borrower voluntarily
               ------------------------------------
suspends the transaction of business or there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within ten (10) days.

          6.4  Insolvency.  Borrower becomes insolvent or unable to pay its
               ----------
debts as they mature or makes an assignment for the benefit of creditors.

          6.5  Bankruptcy.  Borrower files or there is filed against Borrower a
               ----------
petition to have such party adjudicated a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, unless, in the case of a petition filed against such party, the same is dismissed within twenty (20) days.

          6.6  Appointment of Receiver.  Borrower applies for or consents to
               -----------------------
the appointment of a receiver, trustee or conservator for any portion of Borrower's property or such appointment is made without Borrower's consent and is not vacated within twenty (20) days.

          6.7  Misrepresentation.  Any representation or warranty of Borrower
               -----------------
contained in this Agreement or in any other agreement executed in connection with the Loan or any statements, certificates, schedules or financial information furnished by Borrower shall prove to have been misleading or untrue in any material respect when made or Borrower shall have concealed any material fact from Lender.

          6.8  Injunction.  Any person obtains an order or decree in any court
               ----------
of competent jurisdiction enjoining the construction of the Improvements or enjoining or prohibiting Borrower or Lender, or

                                      13.

either of them, from performing this Agreement, and such proceedings are not discontinued and such decree is not vacated within twenty (20) days after the granting thereof.

          6.9  Lapse of Permit or Approval.  Borrower neglects, fails or
               ---------------------------
refused to keep in full force and effect any permit or approval with respect to the construction of the Improvements.

          6.10  Notice to Withhold.  Any bonded notice to withhold in
                ------------------
connection with the Loan is served on Bank, Lender or Borrower in accordance with the provisions of California law or similar provisions of any other state if the Property is not situated in California, and within ten (10) days of receipt of such notice, the claim set forth therein is not discharged or if the amount claimed is disputed in good faith by Borrower, an appropriate counter bond or equivalent deposit of funds acceptable to Lender is not filed or deposited with Lender.

          6.11  Lien.  The imposition, voluntary or involuntary, or any lien,
                ----
claim of lien or encumbrance upon the Property without Lender's written consent unless an adequate counter bond is provided and such lien is accordingly released within fifteen (15) days of the imposition of such lien.

          6.12  Eminent Domain.  The condemnation, seizure or appropriation of
                --------------
all or any portion of the Property.

          6.13  Transfer of Property.  The sale, transfer, removal,
                --------------------
abandonment, assignment, hypothecation or encumbrance, whether voluntary or involuntary, of all or any part of the real or personal property subject to any lien in favor of the Lender (except for personal property which requires replacement by reason of wear and tear or obsolescence or is immediately replaced upon sale or removal) except as may be authorized under the terms of this Agreement or the other Loan Documents.

          6.14  Deviation in Work.  Substantial deviations in the work of
                -----------------
construction from the Plans and Specifications shall occur or defective workmanship or materials should appear in the Improvements and such deviations or defects are not corrected within thirty (30) days after written notice from Lender to Borrower.

          6.15  Encroachment.  Any survey shall show encroachments that have
                ------------
occurred without the approval of Lender unless they are removed or corrected within thirty (30) days after receipt of the survey provided, however, in lieu of such removal or correction Lender may, at its option and sole discretion, accept a title insurance endorsement, in form and substance satisfactory to Lender and its counsel, in their sole discretion, procured by Borrower in favor of Lender under which Lender's security interest in the Property and the Improvements are insured against any trial court order to remove said encroachments.

          6.16  Failure to Deposit Funds.  Borrower shall fail to make any
                ------------------------
deposit of funds to the Account as required herein.

          6.17  Damage to Property.  The Property owned by Borrower is
                ------------------
materially damaged or destroyed by fire or other casualty and the same is not repaired or replaced forthwith.

          6.18  Default Under Other Documents.  There should occur a default
                -----------------------------
under the Junior Deeds of Trust, any other deed of trust that now or hereafter encumbers all or any part of the Property or any other document that relates to the development of the Property including, without limitation, any construction loan documents for construction financing to develop homes in the Subdivision.

                                  ARTICLE VII
                                   Remedies
                                   --------

          If any of the events of default set forth in Article VI occur, Lender, in addition to its other rights hereunder, may, at its option, without prior demand or notice:

                                      14.

          7.1  Termination of Disbursements.  Terminate the obligation of
               ----------------------------
Lender to make further disbursements from the Account.

          7.2  Acceleration of Note.  Declare the Note immediately due and
               --------------------
payable.

          7.3  No Waiver.  Notwithstanding the exercise of either or both of
               ---------
the remedies described in Sections 7.1 and 7.2 hereof, Lender may make any disbursements after the happening of any one or more of said events of default without thereby waiving its right to demand payment of the Note and without liability to make any other or further disbursements. If such disbursement results, or in Lender's good faith determination may result, in the Loan falling out of balance as provided in Section 2.14, then Lender may require Borrower to deposit additional funds as provided in Section 2.14.

          7.4  Proceed According to Law.  Proceed as authorized by law to
               ------------------------
satisfy the indebtedness of Borrower to Lender and, in that regard, Lender shall be entitled to all of the rights, privileges and benefits contained in the Deed of Trust, other agreements securing said indebtedness and any other documents executed in connection with the Loan, which rights, privileges and benefits include, without limiting, the right of Lender to duly file for record a Notice of Default under the Deed of Trust, and to foreclose on any personal property in which Lender has a security interest, including, without limitation, the security interest of Lender in the Account and the Set Aside Account.

          7.5  Take Possession of Property.  Take possession of the Property
               ---------------------------
and perform any and all work and labor necessary to complete the Improvements substantially in accordance with the Plans and Specifications, in which event expenditures therefor shall be deemed an additional loan to Borrower, payable on demand, bearing interest at the interest rate specified in the Note and shall be secured by the Deed of Trust and other agreements securing the Loan. In no event shall Lender be required to expend its own funds to complete the Improvements if funds in the Account are insufficient, but Lender may, at its option but without obligation, so advance such funds.

          7.6  Make Payments.  Where disputes have arisen that, in the good
               -------------
faith opinion of Lender, may endanger timely completion of the Improvements or fulfillment of any condition precedent or covenant herein, Lender may agree to advance funds for the account of Borrower without prejudice to Borrower's rights, if any, to recover said funds from the party to whom paid. Such agreement or agreements may take the form which Lender, in its discretion, deems proper, including, but without limiting, agreements to indemnify a title insurer against possible assertion of lien claims, agreement to pay disputed amounts to a contractor in the event Borrower is unable or unwilling to pay the same, and the like. All sums paid or agreed to be paid pursuant to such undertaking shall be for the account of Borrower, may be disbursed from the funds in the Account, and Borrower agrees to reimburse Lender for any such payments made upon demand therefor with interest at the rate specified in the Note from the date of payment until the date of reimbursement.

          7.7  Corrective Work.  If substantial deviation from the Plans and
               ---------------
Specifications, working drawings or shop drawings appear, or if the work appears to be defective or unworkmanlike or if unworkmanlike labor or materials are being used in construction of the Improvements (such appearance to be in the sole opinion of Lender) or upon receipt of knowledge of encroachments to which there has been no consent, or if another material breach hereof occurs that would, in Lender's sole opinion, result in impairing Lender's security if the work continued, Lender shall have the right to immediately order stoppage of construction and demand that the condition or default be corrected or cured. After issuance of an order in writing, no further work shall be done on the Improvements without prior written consent of Lender unless or until this condition has been fully corrected.

                                      15.

                                 ARTICLE VIII
                               Power of Attorney
                               -----------------

          In the event of a default as defined in Article VI hereof, Borrower hereby constitutes and appoints Lender, Disbursement Agent and Servicing Agent as its true and lawful attorney-in-fact with the power and authority, including full power of substitution, as follows:

          8.1  Take Possession.  To take possession of the Property and
               ---------------
complete the Improvements.

          8.2  Use Borrower's Funds.  To use any of Borrower's funds and any
               --------------------
funds which may remain undisbursed under the Loan for the purpose of completing the Improvements and for other costs related thereto.

          8.3  Make Changes.  To make such additions, changes or corrections in
               ------------
the Plans and Specifications as may be necessary or desirable as Lender in its sole discretion deems proper to complete the Improvements, and in exercising such discretion, Lender may consider (but is not obligated) the amount of funds remaining undisbursed in the Account.

          8.4  Employ Contractors.  To employ such contractors, subcontractors
               ------------------
and agents, architects and inspectors as are required to complete the Improvements.

          8.5  Employ Security Personnel.  To employ security personnel to
               -------------------------
protect the Property and Improvements from injury.

          8.6  Discharge Contractor.  To discharge and replace any contractor
               --------------------
should such contractor be in default under its contract or subcontract.

          8.7  Compromise Claims.  To pay, settle or compromise all existing
               -----------------
bills and claims against Borrower with respect to the Improvements or against any of the funds which may remain undisbursed under the Loan or as may be necessary or desirable as Lender in its sole discretion deems proper, for the completion of the Improvements or for the protection or clearance of title to the Property and personal property, or for the protection of Lender's interest with respect thereto.

          8.8  Prosecute or Defend Actions.  To prosecute and defend all
               ---------------------------
actions and proceedings in connection with the construction of the Improvements.

          8.9  Execute Documents.  As the Lender, in its sole discretion deems
               -----------------
proper, to execute, acknowledge and deliver all instruments and documents in the name of Borrower which may be necessary or desirable to do and to do any and every act with respect to construction of the Improvements which Borrower might do on its own behalf.

          The granting of this power of attorney shall not impose any obligation upon Borrower to undertake any of the foregoing acts, but it may in its sole discretion determine which, if any, acts it deems desirable to undertake. This power of attorney is a power coupled with an interest and cannot be revoked until such time as the Loan and all of the obligations of Borrower to Lender are discharged in full.

                                  ARTICLE IX
                                  Disclaimer
                                  ----------

          9.1  Disclaimer.  Whether or not Lender elects to employ any or all
               ----------
of the rights and remedies available to it during construction or in the event of a default, Lender shall not be liable for the construction of or failure to construct, complete or protect the Improvements, the failure of the construction to be in

                                      16.

accordance with the Plans and Specifications or free from defective materials or workmanship, or for the payment of any expense incurred in connection with the exercise of any remedy available to Lender or for the performance or nonperformance of any other obligation of Borrower.

                                   ARTICLE X
                                     Signs
                                     -----

          10.1  Signs.  Borrower hereby grants Lender the right to erect or
                -----
cause to be erected Lender's sign or signs in size and location desired by Lender on the Property so long as such sign or signs do not interfere with the reasonable construction of the Improvements. Borrower will and will cause all contractors and subcontractors to exercise due care to protect said sign or signs from damage.

                                  ARTICLE XI
                                 Miscellaneous
                                 -------------

          11.1  Remedies.  No right, power or remedy given Lender by the terms
                --------
of this Agreement, the Note, the Deed of Trust or the other Loan Documents is intended to be exclusive of any other right, power or remedy. Each and every such right, power or remedy shall be cumulative and in addition to every other right, power or remedy given to Lender by the terms of any of the foregoing, by any statute or otherwise against Borrower or any other person.

          11.2  No Waiver.  No delay or omission by Lender in exercising any
                ---------
right or power arising from any default by Borrower shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. Lender may, at its option, waive any of the conditions herein and any such waiver shall not be deemed to be a modification of the terms hereof. No waiver of any event of default shall be construed to be a waiver of or acquiescence in or consent to any preceding or subsequent event of default.

          11.3  No Third Party Benefits.  This Agreement is made for the sole
                -----------------------
benefit of Borrower, Lender, and their successors and assigns, and except as expressly provided herein no other person or persons shall have any rights or remedies under or by reason of this Agreement. Lender shall owe no duty whatsoever to any claimant for labor performed or materials furnished in connection with the construction of the Improvements, to apply any undisbursed portion of the Loan to the payment of any claim or to exercise any right of power of Lender hereunder or arising from any default by Borrower.

          11.4  Notice.  All written notices or demands of any kind which
                ------
Lender may be required or desires to serve upon Borrower under the terms of this Agreement may be served upon Borrower as provided in the Deed of Trust. If Borrower consists of more than one person, service of any notice or demand of any kind by Lender upon any one of said persons in the manner provided herein shall be complete service upon all.

          11.5  Death of Partner.  If Borrower is organized as a partnership or
                ----------------
joint venture, upon the death of any of the general partners or joint venturers comprising Borrower prior to the completion of the Improvements or prior to the disbursements of the balance of the Loan, Lender may cease disbursements hereunder unless the partnership or joint venture agreement provides for and the partnership or joint venture in fact does continue after such death.

          11.6  Entire Agreement.  This Agreement and the documents referred to
                ----------------
herein constitute the entire understanding between the parties and may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.

          11.7  Documentation.  In addition to the instruments and documents
                -------------
mentioned or referred to herein, Borrower will, at its own cost and expense, supply Lender with such other instruments,

                                      17.

documents, information and data as may, in Lender's opinion, be reasonably necessary for its purposes hereof, all of which shall be in form and content acceptable to Lender.

          11.8  Not Assignable.  This Agreement may not be assigned by Borrower
                --------------
without the prior written consent of Lender, which Lender may withhold in its sole discretion. Subject to the foregoing restriction, this Agreement shall inure to the benefit of Lender, its successors and assigns and shall bind Borrower, its heirs, executors, administrators, successors and assigns. Lender shall have the right to assign this Agreement at any time without obtaining the consent of Borrower.

          11.9  Time is of the Essence.  Time is hereby declared to be of the
                ----------------------
essence of this Agreement and of every part hereof.

          11.10  Supplement to Deed of Trust.  The provisions of this Agreement
                 ---------------------------
are not intended to supersede the provisions of the Note, Deed of Trust, or any other Loan Documents, but shall be construed as supplemental thereto.

          11.11  Joint and Several Obligations.  If Borrower consists of more
                 -----------------------------
than one person, the obligations of Borrower shall be the joint and several obligations of all such persons.

          11.12  California Law.  This Agreement shall be construed in
                 --------------
accordance with the laws of the State of California.

          11.13  Agency.  Borrower hereby appoints and authorizes Lender, as
                 ------
its agent, to record any notices of completion, cessation of labor and other notices that Lender deems necessary to record to protect any interest of Lender under the provisions of this Agreement, the Note, the Deed of Trust or other instruments securing the Loan. This agency is a power coupled with an interest and is not recoverable.

          11.14  Governmental Regulations.  If payment of the indebtedness
                 ------------------------
secured by the Deed of Trust is to be insured or guaranteed by any governmental agency, Borrower shall comply with all rules, regulations, requirements and statutes relating thereto or provided in any commitment issued by any such agency to insure or guarantee payment of such indebtedness.

          11.15  Collection Costs.  Borrower shall pay promptly to Lender
                 ----------------
without demand, with interest thereon from date of expenditure at the interest rate specified in the Note, reasonable attorneys' fees and all costs and other expenses paid or incurred by Lender in enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement, and payment thereof shall be secured by the Deed of Trust and each of the agreements securing the Loan.

          11.16  Survival.  The representations, warranties and covenants
                 --------
herein shall survive the disbursement of the Loan and shall remain in force and effect until the Loan is paid in full. The indemnities given by Borrower in this Agreement and in the other Loan Documents shall survive the repayment of the Loan.

          11.17  Severability.  Invalidation of any one or more of the
                 ------------
provisions of this Agreement, the Deed of Trust or other Loan documents by judgment of court order shall in no way affect any of the other provisions thereof which shall remain in full force and effect.

          11.18  Gender.  When the context and construction so require, all
                 ------
words used herein in the singular shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter.

          11.19  Relationship.  The relationship of Lender and Borrower is that
                 ------------
of a lender and borrower, and it is expressly understood and agreed that nothing contained in this Agreement or in any of the Loan documents shall be interpreted or construed to make the parties partners, joint venturers or participants in any other legal relationship, except as lender and borrower.

                                      18.

          11.20  Indemnity.  Borrower agrees to indemnify, defend (by counsel
                 ---------
reasonably acceptable to the indemnified parties) and hold harmless Lender, Servicing Agent, Disbursement Agent, their respective officers, directors and agents and each of their respective successors, heirs, devisees and assigns, from and against all losses, costs, expenses, claims, liabilities and causes of action arising out of any claim asserted by any purchaser of a Home with respect to such Home including, without limitation, claims of construction or design defects or of breaches of express or implied covenants or representations contained in such purchaser's purchase contract or alleged to have been made by Borrower, its agents or any other party in connection with such purchase.

          11.21  Exhibits.  The following constitute exhibits to this Agreement
                 --------
and are incorporated as part of this Agreement:

          Exhibit A     Property
          Exhibit A-1   List of Lenders
          Exhibit B     Project Schedule
          Exhibit C     Construction Budget
          Exhibit D     Construction Timetable

          IN WITNESS WHEREOF, we have hereunto set our hands the day and year first above written.


BORROWER:           INCO HOMES CORPORATION,
                    a Delaware corporation


                    By:____________________
                       Ira C. Norris,
                       President


LENDER:      See signature pages attached

                                      19.